Exhibit 99.1
UiPath Appoints Robert Enslin as Co-Chief Executive Officer
Former Google Cloud executive to split chief executive responsibilities with UiPath Founder, Daniel Dines
Company reiterates fiscal first quarter and full year 2023 guidance
NEW YORK, NY, April 27, 2022 – UiPath (NYSE: PATH), a leading enterprise automation software company, today announced that Robert Enslin is joining the Company’s executive team to become Co-Chief Executive Officer effective May 16, 2022. Enslin, a former Google Cloud executive who brings more than 30 years of enterprise software experience, will work alongside UiPath Founder and current Chief Executive Officer Daniel Dines.
“During this time of accelerating digital transformation, UiPath has never been more strategic for our customers who are focused on leveraging automation to achieve competitive differentiation and operational excellence. I’m bringing Rob on as my partner as we focus on growth at scale and building a company that reimagines how business is done,” said Daniel Dines, UiPath Co-Founder and Chief Executive Officer. “Rob brings the right balance of experience and skills to scale our operations, allowing me to focus on our company culture, vision, and product innovation, areas I am passionate about – and that bring considerable value to our employees and customers.”
Enslin joins UiPath most recently from Google Cloud, where he served as President of Cloud Sales. In that role, he led global field operations tripling the size of the sales organization and driving Google Cloud’s growth at scale. Enslin also spent 27 years at SAP in various leadership roles across sales and operations. In his final role with SAP, Enslin served as President, Cloud Business Group and Executive Board Member where he led the development and delivery of SAP’s entire portfolio of cloud applications and services, including SAP Concur, SAP Ariba, SAP Customer Experience, SAPSuccessFactors, and the Qualtrics business. An avid supporter of youth advancement and development, Enslin has also served as the honorary global Chairman of the Els for Autism Golf Challenge.
“Partnering with Daniel to lead the Company he co-founded more than 15 years ago is an enormous privilege. I have long been a fan of UiPath and the meaningful value the Company creates for its customers and partners through its end-to-end automation platform,” said Robert Enslin. “I firmly believe that there’s a huge opportunity to reinvent how business is done and that digital technology should be at the center of the new way of working. I’m committed to helping UiPath build on its momentum as we look ahead to the Company’s next phase of growth.”
With UiPath expected to surpass $1 billion in revenue and ARR in fiscal year 2023 in a total addressable automation market of $60 billion, the partnership of Dines and Enslin positions UiPath to extend its market leadership to meet the growing demand for automation.
Reiterates Financial Outlook
For the fiscal first quarter 2023, UiPath expects:
•Revenue in the range of $223 million to $225 million
•ARR in the range of $960 million to $965 million as of April 30, 2022
•Non-GAAP operating loss in the range of $(30) million to $(25) million
For the fiscal full year 2023, UiPath expects:
•Revenue in the range of $1,075 million to $1,085 million
•ARR in the range of $1,200 million to $1,210 million as of January 31, 2023
•Non-GAAP operating income in the range of $0 to $10 million
Reconciliation of non-GAAP operating income (loss) guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
About UiPath
UiPath has a vision to deliver the Fully Automated Enterprise™, one where companies use automation to unlock their greatest potential. UiPath offers an end-to-end platform for automation, combining the leading Robotic Process Automation (RPA) solution with a full suite of capabilities that enable every organization to rapidly scale digital business operations.

Exhibit 99.1
Forward Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” "outlook," “seeks,” “should,” “will,” and variations of such words or similar expressions, including the negatives of these words or similar expressions.
We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions.
These forward-looking statements include, but are not limited to, statements regarding our financial guidance for the first fiscal quarter and fiscal year-end 2023, the total addressable market for automation software, our ability to add and integrate talent to our executive management team and the adoption of enterprise automation. Accordingly, actual results could differ materially or such uncertainties could cause adverse effects on our results. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (1) our recent rapid growth, which may not be indicative of our future growth; (2) our limited operating history; (3) our ability to successfully manage our growth; (4) our ability and the ability of our platform to satisfy and adapt to customer demands; (5) our dependency on our existing customers to renew their licenses and purchase additional licenses and products from us and our channel partners; (6) our ability to attract and retain customers; (7) the competitive markets in which we participate; (8) general market, political, economic, and business conditions; (9) our ability to maintain and expand our distribution channels; (10) our ability to retain and motivate our management and key employees and integrate new team members and manage management transitions; (11) unfavorable conditions in our industry, the market, political, economic, and business conditions, including geo-political turmoil as caused by the Russian military operation in the Ukraine; (12) our reliance on third-party providers of cloud-based infrastructure; and (13) the potential impact that the COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.
Further information on risks that could cause actual results to differ materially from our guidance can be found in our Annual Report on Form 10-K filed on April 4, 2022 for the fiscal year ended January 31, 2022. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements.
Key Performance Metric
Annualized Renewal Run-rate (ARR) is a key performance metric we use in managing our business because it illustrates our ability to acquire new subscription customers and to maintain and expand our relationships with existing subscription customers. We define ARR as annualized invoiced amounts per solution SKU from subscription licenses and maintenance obligations assuming no increases or reductions in the subscriptions. ARR does not include the costs we may incur to obtain such subscription licenses or provide such maintenance and does not reflect any actual or anticipated reductions in invoiced value due to contract non-renewals or service cancellations other than for specific bad debt or disputed amounts. Additionally, though we use ARR as a forward-looking metric in the management of our business, it does not include invoiced amounts reported as perpetual licenses or professional services revenue in our consolidated statement of operations, and is not a forecast of future revenue, which can be impacted by contract start and end dates, duration, and renewal rates.
Investors should not place undue reliance on ARR as an indicator of future or expected results. Our presentation of this metric may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.
Non-GAAP Financial Measure
Our financial outlook includes non-GAAP operating income (loss), a financial measure defined as a non-GAAP financial measure by the SEC. Non-GAAP operating income (loss) excludes stock-based compensation expense, amortization of acquired intangibles, and employer payroll tax expense related to employee equity transactions.
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Exhibit 99.1

Contacts
Media Contact
Toni Iafrate
UiPath
pr@uipath.com

Investor Relations Contact
Kelsey Turcotte
UiPath
investor.relations@uipath.com